                                                                    EXHIBIT 10.9


[CANADIAN AGENT WILL ADVISE THE CANADIAN LENDERS OF THE DATE ON WHICH CANADIAN BORROWER EXECUTES AND DELIVERS THIS AMENDMENT TO CANADIAN AGENT.]


                  FOURTH AMENDMENT TO CANADIAN CREDIT AGREEMENT


         The Offer for Extension set forth in this Fourth Amendment to Canadian Credit Agreement (herein called this "Amendment") is made by Bank of America Canada, individually and as administrative agent ("Canadian Agent"), and the undersigned Canadian Lenders party to the Original Agreement defined below ("Canadian Lenders") and shall be open for acceptance by Northstar Energy Corporation, an Alberta corporation ("Canadian Borrower") until (and including) August 21, 2001.


                                   WITNESSETH:

         WHEREAS, Canadian Borrowers, Canadian Agent and Canadian Lenders have entered into that certain Canadian Credit Agreement dated as of August 29, 2000 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purpose and consideration therein expressed, whereby Canadian Lenders became obligated to make loans to Canadian Borrowers as therein provided; and

         WHEREAS, on January 1, 2001 Northstar Energy, Devon Energy Canada Holding Corporation (the successor by amalgamation to Devon Energy Canada) and certain other Alberta corporations, all of which were Subsidiaries of US Borrower, amalgamated under the name Northstar Energy Corporation (defined above as the "Canadian Borrower") which is now the sole Canadian Borrower; and

         WHEREAS, pursuant to Section 1.6 of the Original Agreement, Canadian Borrower has delivered to Canadian Agent a Request for Offer of Extension and a copy thereof has been provided to all Canadian Lenders; and

         WHEREAS, all of the Canadian Lenders have agreed to accept such Request for Offer of Extension; and

         WHEREAS, all of the Canadian Lenders have agreed to extend the Canadian Revolving Period until the Conversion Date as described in Section 2.1 of this Amendment and Canadian Agent hereby makes an Offer of Extension to Canadian Borrower on such terms;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which


                                   Fourth Amendment to Canadian Credit Agreement
may hereafter be made by Canadian Lenders to Canadian Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References

         Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                  "Amendment" means this Fourth Amendment to Canadian Credit Agreement.

                  "Canadian Agreement" means the Original Agreement as amended hereby.


                                   ARTICLE II.

                        Amendments to Original Agreement

         Section 2.1. Defined Terms.

         (a) The definition of "Conversion Date" in Annex I of the Original Agreement is hereby amended in its entirety to read as follows:

                           "'Conversion Date' means the date which is 364 days
                  after the date on which Canadian Borrower executes and delivers to Canadian Agent the Fourth Amendment to Canadian Credit Agreement among Canadian Borrower, Canadian Agent and Canadian Lenders, or such later day to which the Conversion Date is extended pursuant to Section 1.6 of the Canadian Agreement."

         Section 2.2. Waiver of Notice. Each Canadian Lender hereby waives the requirement under Section 1.6 of the Original Agreement that a Request for Offer of Extension be made by a specific date prior to the current Conversion Date of August 28, 2001.

         Section 2.3. Lenders Schedule. Annex II to this Amendment is hereby substituted for Annex II to the Original Agreement.

                                   Fourth Amendment to Canadian Credit Agreement

                                  ARTICLE III.

                           Conditions of Effectiveness

         Section 3.1. Effective Date. This Amendment shall become effective on the date on which Canadian Borrower has executed and delivered this Amendment to Canadian Agent (provided that Canadian Borrower shall have executed this Amendment on or before August 21, 2001) and the following additional conditions are satisfied:

         (a) Canadian Agent shall have received all of the following, at Canadian Agent's office, duly executed and delivered and in form and substance satisfactory to Canadian Agent, all of the following:

                  (i) this Amendment executed by Canadian Borrower, Canadian Agent and all Canadian Lenders.

                  (ii) a certificate of the Chairman of the Board, President, or Vice President - Finance of Canadian Borrower dated the date of this Amendment certifying: (i) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of such date, and (ii) that no Default exists at and as of such date.

         (b) Canadian Borrower shall have paid, in connection with such Canadian Loan Documents, all fees and reimbursements to be paid to Canadian Agent and Canadian Lenders pursuant to any Canadian Loan Documents, or otherwise due Canadian Agent or Canadian Lenders and including fees and disbursements of Canadian Agent's attorneys.

         Section 3.2. Offer to Extend. The Offer to Extend set forth herein shall be withdrawn and this Amendment shall be null and void if it is not executed and delivered by Canadian Borrower on or before August 21, 2001.


                                   ARTICLE IV.

                         Representations and Warranties

         Section 4.1. Representations and Warranties of Canadian Borrower. In order to induce each Canadian Lender to enter into this Amendment, Canadian Borrower represents and warrants to each Canadian Lender that:

         (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Canadian Agreement.

                                   Fourth Amendment to Canadian Credit Agreement

         (b) Canadian Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Canadian Agreement. Canadian Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Canadian Borrower hereunder.

         (c) The execution and delivery by Canadian Borrower of this Amendment, the performance by Canadian Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (A) any Law, (B) the organizational documents of Canadian Borrower, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Canadian Borrower unless such conflict would not reasonably be expected to have a Material Adverse Effect, or (ii) result in or require the creation of any Lien upon any assets or properties of Canadian Borrower which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, any Tribunal or third party is required in connection with the execution, delivery or performance by Canadian Borrower of this Amendment or to consummate any transactions contemplated by this Amendment, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

         (d) When duly executed and delivered, each of this Amendment and the Canadian Agreement will be a legal and binding obligation of Canadian Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

         (e) The audited annual Consolidated financial statements of US Borrower dated as of December 31, 2000 and the unaudited quarterly Consolidated financial statements of US Borrower dated as of March 31, 2001 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for US Borrower. Copies of such financial statements have heretofore been delivered to each Canadian Lender. Since such dates no material adverse change has occurred in the Consolidated financial condition or businesses of US Borrower.


                                   ARTICLE V.

                                  Miscellaneous

         Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended are hereby ratified and confirmed in all respects. The Canadian Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Canadian Agreement in any Loan Document shall be deemed to be a reference to

                                   Fourth Amendment to Canadian Credit Agreement
the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Canadian Lenders under the Canadian Agreement or any other Canadian Loan Document nor constitute a waiver of any provision of the Canadian Agreement or any other Canadian Loan Document.

         Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Canadian Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Canadian Borrower or any Restricted Person hereunder or under the Canadian Agreement to any Canadian Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Canadian Borrower under this Amendment and under the Canadian Agreement.

         Section 5.3. Canadian Loan Documents. This Amendment is a Canadian Loan Document, and all provisions in the Canadian Agreement pertaining to Canadian Loan Documents apply hereto.

         Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the Province of Alberta and any applicable laws of Canada in all respects, including construction, validity and performance.

         Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

         THIS AMENDMENT AND THE OTHER CANADIAN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.


         [The remainder of this page has been intentionally left blank.]

                                   Fourth Amendment to Canadian Credit Agreement

         IN WITNESS WHEREOF, this Amendment is executed by Canadian Borrower as of August 13, 2001.



                                           NORTHSTAR ENERGY CORPORATION
                                           Canadian Borrower

                                           By:      /s/  Paul Brereton
                                                    ----------------------------
                                                    Paul Brereton
                                                    Vice President - Finance



                                   Fourth Amendment to Canadian Credit Agreement

         IN WITNESS WHEREOF, this Amendment is executed by Canadian Agent and Canadian Lenders.



                                   BANK OF AMERICA CANADA
                                   Administrative Agent, Canadian LC Issuer and
                                   Lender

                                   By:    /s/  Nelson Liam
                                          --------------------------------------
                                          Name:   Nelson Liam
                                          Title:  Vice President

                                   ABN AMRO BANK CANADA
                                   Lender

                                   By:    /s/  Teresa Wu
                                          --------------------------------------
                                          Name:   Teresa Wu
                                          Title:  Vice President

                                   By:    /s/  Mark Bohn
                                          --------------------------------------
                                          Name:   Mark Bohn
                                          Title:  Group Vice President

                                   BANCFIRST
                                   Lender

                                   By:    /s/  Arthur B. Hobbs
                                          --------------------------------------
                                          Name:   Arthur B. Hobbs
                                          Title:  Vice President

                                   BANK OF TOKYO - MITSUBISHI (CANADA)
                                   Lender

                                   By:    /s/  Davis J. Stewart
                                          --------------------------------------
                                          Name:   Davis J. Stewart
                                          Title:  Vice President

                                   BANK ONE, NA CANADA BRANCH
                                   Lender

                                   By:    /s/  Ronald L. Dierker
                                          --------------------------------------
                                          Name:   Ronald L. Dierker
                                          Title:  Director, Capital Markets



                                   Fourth Amendment to Canadian Credit Agreement

                              BAYERISCHE LANDESBANK
                              GIROZENTRALE, TORONTO BRANCH
                              Lender

                              By:    /s/ Eckhart Mehler
                                     -------------------------------------------
                                     Name:   Eckhart Mehler
                                     Title:  Senior Vice President & Principal
                                             Officer

                              By:    /s/  Bernd Erpenbeck
                                     -------------------------------------------
                                     Name:   Bernd Erpenbeck
                                     Title:  Second Vice President

                              CANADIAN IMPERIAL BANK OF COMMERCE
                              Lender

                              By:    /s/  Joelle Schellenberg
                                     -------------------------------------------
                                     Name:   Joelle Schellenberg
                                     Title:  Director

                              By:    /s/  Chris A. Perks
                                     -------------------------------------------
                                     Name:   Chris A. Perks
                                     Title:  Executive Director

                              CITIBANK CANADA
                              Lender

                              By:    /s/  James K. G. Campbell
                                     -------------------------------------------
                                     Name:   James K. G. Campbell
                                     Title:  Vice President

                              CREDIT LYONNAIS NEW YORK BRANCH
                              Lender

                              By:    /s/  Philippe Soustra
                                     -------------------------------------------
                                     Name:   Philippe Soustra
                                     Title:  Executive Vice President


                                   Fourth Amendment to Canadian Credit Agreement

                                   CREDIT SUISSE FIRST BOSTON CANADA
                                   Lender

                                   By:    /s/  Peter Chauvin
                                          --------------------------------------
                                          Name:      Peter Chauvin
                                          Title:     Vice President

                                   By:    /s/  Bill McFarland
                                          --------------------------------------
                                          Name:      Bill McFarland
                                          Title:     Vice President

                                   DEUTSCHE BANK AG NEW YORK BRANCH
                                   AND/OR CAYMAN ISLANDS BRANCH
                                   Lender

                                   By:    /s/  Michael E. Keating
                                          --------------------------------------
                                          Name:      Michael E. Keating
                                          Title:     Managing Director

                                   By:    /s/  Joel Makowsky
                                          --------------------------------------
                                          Name:      Joel Makowsky
                                          Title:     Vice President

                                   FIRST UNION NATIONAL BANK
                                   Lender

                                   By:    /s/  David E. Humphreys
                                          --------------------------------------
                                          Name:      David E. Humphreys
                                          Title:     Vice President

                                   ROYAL BANK OF CANADA
                                   Lender

                                   By:    /s/  Lorne Gartner
                                          --------------------------------------
                                          Name:      Lorne Gartner
                                          Title:     Vice President

                                   SUNTRUST BANK, ATLANTA
                                   Lender

                                   By:    /s/  David J. Edge
                                          --------------------------------------
                                          Name:      David J.Edge
                                          Title:     Director


                                   Fourth Amendment to Canadian Credit Agreement

                              THE BANK OF NEW YORK
                              Lender

                              By:    /s/  Raymond J. Palmer
                                     -------------------------------------------
                                     Name:      Raymond J. Palmer
                                     Title:     Vice President

                              THE CHASE MANHATTAN BANK, TORONTO BRANCH
                              Lender

                              By:    /s/  Drew McDonald
                                     -------------------------------------------
                                     Name:      Drew McDonald
                                     Title:     Authorized Representative

                              By:    /s/  Christine Chan
                                     -------------------------------------------
                                     Name:      Christine Chan
                                     Title:     Authorized Representative

                              THE FUJI BANK, LIMITED
                              Lender

                              By:    /s/  Jacques Azagury
                                     -------------------------------------------
                                     Name:      Jacques Azagury
                                     Title:     Senior Vice President & Manager

                              UBS AG, STAMFORD BRANCH
                              Lender

                              By:    /s/  Susan Brunner
                                     -------------------------------------------
                                     Name:      Susan Brunner
                                     Title:     Associate Director

                              By:    /s/  Patricia O'Kicki
                                     -------------------------------------------
                                     Name:      Patricia O'Kicki
                                     Title:     Director

                              UMB BANK
                              Lender

                              By:    /s/  Derek K. Duncan
                                     -------------------------------------------
                                     Name:      Derek K. Duncan
                                     Title:     Vice President


                                   Fourth Amendment to Canadian Credit Agreement

                                                                        ANNEX II


                                LENDERS SCHEDULE





                                   Fourth Amendment to Canadian Credit Agreement

                                                                Fourth Amendment


                              CONSENT AND AGREEMENT


         Devon Energy Corporation, a Delaware corporation ("Canadian Guarantor"), hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty dated as of August 29, 2000 made by it for the benefit of Canadian Agent and Lenders executed pursuant to the Credit Agreement and the other Canadian Loan Documents,
(iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the Canadian Guaranty and such other Canadian Loan Documents shall remain in full force and effect.



                                             DEVON ENERGY CORPORATION



                                             By:  /s/ Dale T. Wilson
                                                  ------------------------------
                                                  Dale T. Wilson
                                                  Treasurer

                             COMPLIANCE CERTIFICATE

                          NORTHSTAR ENERGY CORPORATION


         Reference is made to that certain Fourth Amendment to Canadian Credit Agreement dated as of August 13, 2001 (the "Fourth Amendment") among Northstar Energy Corporation, ("Northstar"), Bank of America Canada, individually and as administrative agent ("Canadian Agent"), and certain financial institutions ("Lenders"). Terms which are defined in the Fourth Amendment and which are used but not defined herein shall have the meanings given them in the Fourth Amendment. The undersigned, Paul F. Brereton, does hereby certify that he has made a thorough inquiry into all matters certified herein and, based upon such inquiry, experience, and the advice of counsel, does hereby further certify that:

         1. He is the duly elected, qualified, and acting Vice President-Finance of Northstar.

         2. All representations and warranties made by any Restricted Person in any Canadian Loan Document delivered on or before the date hereof are true on and as of the date hereof (except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Fourth Amendment) as if such representations and warranties had been made as of the date hereof.

         3.       No Default exists on the date hereof.

         4. Each Restricted Person has performed and complied with all agreements and conditions required in the Canadian Loan Documents to be performed or complied with by it on or prior to the date hereof.

         IN WITNESS WHEREOF, this instrument is executed by the undersigned as of August 13, 2001.



                                             NORTHSTAR ENERGY CORPORATION



                                             By: /s/  Paul F. Brereton
                                                --------------------------------
                                                      Paul F. Brereton
                                                      Vice President-Finance

                            ASSIGNMENT AND ACCEPTANCE
                           (Canadian Credit Agreement)


         Reference is made to the Canadian Credit Agreement dated as of August 29, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Northstar Energy Corporation, an Alberta corporation (the "Canadian Borrower"), the Canadian Lenders (as defined in the Credit Agreement) and Bank of America Canada, individually and as administrative agent for the Lenders (the "Canadian Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

         Each of the "Assignors" and the "Assignees" referred to on Schedule 1 agree as follows:

         1. Each Assignor hereby sells and assigns to the Assignees the portion of its Canadian Maximum Credit Amount specified opposite its name on Schedule 1 hereto and the related Canadian Rights and Obligations (as hereinafter defined), without recourse and without representation or warranty except as expressly set forth herein, and each Assignee hereby purchases and assumes from the Assignors the portion of the Canadian Maximum Credit Amount specified opposite its name on
Schedule 1 hereto and the related Canadian Rights and Obligations. After giving effect to such sale and assignment, each Assignor's Canadian Maximum Credit Amount and the amount of Canadian Loans owing to each Assignor will be as set forth on Schedule 1 and each Assignee's Canadian Maximum Credit Amount and the amount of Canadian Loans owing to each Assignee will be as set forth on Schedule
1. As used herein, "Canadian Rights and Obligations" means all outstanding rights and obligations under the Credit Agreement and the other Canadian Loan Documents relating to the Canadian Loans and the Canadian Maximum Credit Amount. This Assignment and Acceptance is subject to Section 1.12 of the Credit Agreement. On the Effective Date under such Section 1.12, the amount allocated to the Canadian Maximum Credit Amount is $275,000,000 and the amount allocated to the Tranche B Maximum Credit Amount is $525,000,000.

         2. Each Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Canadian Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Canadian Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Restricted Person or the performance or observance by any Restricted Person of any of its obligations under the Canadian Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) is delivering to Canadian Agent its Canadian Note and requests that Canadian Agent exchange such Canadian Note for a new Canadian Note payable to the order of such Assignor in an amount equal to the Canadian Maximum Credit Amount retained by such Assignor as specified on
Schedule 1 and a new Canadian Note payable to the order of the relevant Assignee in an amount equal to the Canadian Maximum Credit Amount of such Assignee specified in Schedule 1.

         3. Each Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 6.2 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon Canadian Agent, the Assignors or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee; (iv) appoints and authorizes Canadian Agent to take such action as Canadian Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Canadian Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender.

         4. Following the execution of this Assignment and Acceptance, it will be delivered to Canadian Agent for acceptance and recording by Canadian Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be August 9, 2001.

         5. Upon such acceptance and recording by Canadian Agent, as of the Effective Date, (i) the Assignees shall be parties to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of Canadian Lenders thereunder and (ii) the Assignors shall, to the extent provided in this Assignment and Acceptance, relinquish their rights and be released from their obligations under the Credit Agreement.

         6. Upon such acceptance and recording by Canadian Agent, from and after the Effective Date, Canadian Agent shall make all payments under the Credit Agreement and the Canadian Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the appropriate Assignees, except that BAs outstanding on the Effective Date shall settle on the expiration date thereof in accordance with the interests therein held by Assignors on the Effective Date. The Assignors and Assignees shall make all appropriate adjustments in payments under the Credit Agreement and the Canadian Notes for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the Laws of the Province of Alberta, Canada.

         8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

         IN WITNESS WHEREOF, the Assignors and the Assignees have caused this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of August 9, 2001.



ASSIGNORS:                       BANK OF AMERICA CANADA, as Assignor



                                 By:    /s/  Nelson Lam
                                        ----------------------------------------
                                        Name:      Nelson Lam
                                        Title:     Vice President


                                 ABN AMRO BANK CANADA, as Assignor


                                 By:    /s/  Mark Bohn
                                        ----------------------------------------
                                        Name:      Mark Bohn
                                        Title:     Group Vice President

                                 By:    /s/  Teresa Wu
                                        ----------------------------------------
                                        Name:      Teresa Wu
                                        Title:     Vice President


                                 BANK ONE, NA, CANADA BRANCH,
                                 as Assignor


                                 By:    /s/  Ronald L. Dierker
                                        ----------------------------------------
                                        Name:      Ronald L. Dierker
                                        Title:     Director, Capital Markets


                                 CITIBANK CANADA, as Assignor


                                 By:    /s/  James K. G. Campbell
                                        ----------------------------------------
                                        Name:      James K. G. Campbell
                                        Title:     Vice President


                           Assignment and Acceptance (Canadian Credit Agreement)

                                 FIRST UNION NATIONAL BANK,
                                 as Assignor


                                 By:    /s/  David E. Humphreys
                                        ----------------------------------------
                                        Name:      David E. Humphreys
                                        Title:     Vice President


                                 SUNTRUST BANK, ATLANTA,
                                 as Assignor


                                 By:    /s/  David J. Edge
                                        ----------------------------------------
                                        Name:      David J. Edge
                                        Title:     Director


                                 THE CHASE MANHATTAN BANK,
                                 TORONTO BRANCH, as Assignor


                                 By:    /s/  Drew McDonald
                                        ----------------------------------------
                                        Name:      Drew McDonald
                                        Title:     Authorized Representative

                                 By:    /s/  Christine Chan
                                        ----------------------------------------
                                        Name:      Christine Chan
                                        Title:     Authorized Representative


                                 UMB BANK, as Assignor


                                 By:    /s/  Derek K. Duncan
                                        ----------------------------------------
                                        Name:      Derek K. Duncan
                                        Title:     Vice President


                           Assignment and Acceptance (Canadian Credit Agreement)

                                 WESTDEUTSCHE LANDESBANK
                                 GIROZENTRALE, as Assignor


                                 By:    /s/  Salvatore Battinelli
                                        ----------------------------------------
                                        Name:      Salvatore Battinelli
                                        Title:     Managing Director

                                 By:    /s/  Walter T. Duffy III
                                        ----------------------------------------
                                        Name:      Walter T. Duffy III
                                        Title:     Associate Director





ASSIGNEES:                       BANCFIRST, as Assignee


                                 By:    /s/  Arthur B. Hobbs
                                        ----------------------------------------
                                        Name:      Arthur B. Hobbs
                                        Title:     Vice President


                                 BANK OF TOKYO - MITSUBISHI
                                 (CANADA), as Assignee


                                 By:    /s/  Davis J. Stewart
                                        ----------------------------------------
                                        Name:      Davis J. Stewart
                                        Title:     Vice President


                           Assignment and Acceptance (Canadian Credit Agreement)

                                  BAYERISCHE LANDESBANK
                                  GIROZENTRALE, TORONTO  BRANCH,
                                  as Assignee


                                  By:    /s/  Eckhart Mehler
                                         ---------------------------------------
                                         Name:      Eckhart Mehler
                                         Title:     Senior Vice President &
                                                    Principal Officer

                                  By:    /s/  Bernd Erpenbeck
                                         ---------------------------------------
                                         Name:      Bernd Erpenbeck
                                         Title:     Second Vice President


                                  CANADIAN IMPERIAL BANK OF
                                  COMMERCE, as Assignee


                                  By:    /s/  Joelle Schellenberg
                                         ---------------------------------------
                                         Name:      Joelle Schellenberg
                                         Title:     Director


                                  CREDIT LYONNAIS NEW YORK
                                  BRANCH, as Assignee


                                  By:    /s/  Philippe Soustra
                                         ---------------------------------------
                                         Name:      Philippe Soustra
                                         Title:     Executive Vice President


                                  CREDIT SUISSE FIRST BOSTON,
                                  as Assignee


                                  By:    /s/  Peter Chauvin
                                         ---------------------------------------
                                         Name:      Peter Chauvin
                                         Title:     Vice President

                                  By:    /s/  Bill McFarland
                                         ---------------------------------------
                                         Name:      Bill McFarland
                                         Title:     Vice President


                           Assignment and Acceptance (Canadian Credit Agreement)

                                  DEUTSCHE BANK AG NEW YORK
                                  BRANCH AND/OR CAYMAN ISLANDS
                                  BRANCH, as Assignee


                                  By:    /s/  Michael E. Keating
                                         ---------------------------------------
                                         Name:   Michael E. Keating
                                         Title:  Managing Director

                                  By:    /s/  Joel Makowsky
                                         ---------------------------------------
                                         Name:   Joel Makowsky
                                         Title:  Vice President


                                  ROYAL BANK OF CANADA, as Assignee


                                  By:    /s/  Lorne Gartner
                                         ---------------------------------------
                                         Name:   Lorne Gartner
                                         Title:  Vice President


                                  THE BANK OF NEW YORK, as Assignee


                                  By:    /s/  Raymond J. Palmer
                                         ---------------------------------------
                                         Name:   Raymond J. Palmer
                                         Title:  Vice President


                                  THE FUJI BANK, LIMITED, as Assignee


                                  By:    /s/  Jacques Azagury
                                         ---------------------------------------
                                         Name:   Jacques Azagury
                                         Title:  Senior Vice President & Manager


                           Assignment and Acceptance (Canadian Credit Agreement)

                                  UBS AG, STAMFORD BRANCH,
                                  as Assignee


                                  By:    /s/  Wilfred V. Saint
                                         ---------------------------------------
                                         Name:      Wilfred S. Saint
                                         Title:     Associate Director
                                                    Banking Products Services US

                                  By:    /s/  Patricia O'Kicki
                                         ---------------------------------------
                                         Name:      Patricia O'Kicki
                                         Title:     Director
                                                    Banking Products Services




ACCEPTED AND APPROVED,
as of the 9th day of August, 2001:

BANK OF AMERICA, CANADA



By: /s/  Nelson Lam
    ---------------------------------------
    Name:  Nelson Lam
    Title: Vice President



APPROVED as of the 9th day of August, 2001:

NORTHSTAR ENERGY CORPORATION



By: /s/  John Richels
    ---------------------------------------
    Name:  John Richels
    Title: Chief Executive Officer


                           Assignment and Acceptance (Canadian Credit Agreement)

                                   SCHEDULE 1
                                       TO
                            ASSIGNMENT AND ACCEPTANCE
                           (CANADIAN CREDIT AGREEMENT)















                                                         Page 1 of Schedule 1 to
                           Assignment and Acceptance (Canadian Credit Agreement)

                                                                                                                MAXIMUM AGGREGATE
                                                    NEW CANADIAN CREDIT                        OUTSTANDING     COMMITMENT UNDER U.S.
                               AMOUNT OF CANADIAN      MAXIMUM AMOUNT      PERCENTAGE SHARE      CANADIAN      CREDIT AGREEMENT AND
                                 MAXIMUM CREDIT     AFTER ASSIGNMENT AND  UNDER THE CANADIAN    LOANS AFTER       CANADIAN CREDIT
                                 AMOUNT ASSIGNED    CANADIAN NOTE AMOUNT   CREDIT AGREEMENT      ASSIGNMENT          AGREEMENT
          BANK NAME             (IN US DOLLARS)      (IN U.S. DOLLARS)     AFTER ASSIGNMENT   (IN US DOLLARS)    (IN U.S. DOLLARS)
          ---------            ------------------   --------------------  ------------------  ---------------  ---------------------
 ASSIGNORS:

 Bank of America Canada            5,156,250              28,125,000            7.500%          5,897,853.46       60,000,000.00

 ABN AMRO Bank Canada              3,750,000              23,437,500            6.250%          4,914,877.89       50,000,000.00

 Bank One, NA, Canada Branch       5,156,250              28,125,000            7.500%          5,897,853.46       60,000,000.00

 Citibank Canada                   3,750,000              23,437,500            6.250%          4,914,877.89       50,000,000.00

 First Union National Bank         5,156,250              28,125,000            7.500%          5,897,853.46       60,000,000.00

 SunTrust Bank                     1,562,500               7,031,250            1.875%          1,474,463.37       15,000,000.00

 The Chase Manhattan Bank,        20,625,000              28,125,000            7.500%          5,897,853.46       60,000,000.00
 Toronto Branch

 UMB Bank                            468,750               7,031,250            1.875%          1,474,463.37       15,000,000.00

 Westdeutsche Landesbank          20,625,000                       0                0                      0                   0


                                                         Page 2 of Schedule 1 to
                           Assignment and Acceptance (Canadian Credit Agreement)

                                                                                                                MAXIMUM AGGREGATE
                                                    NEW CANADIAN CREDIT                        OUTSTANDING     COMMITMENT UNDER U.S.
                               AMOUNT OF CANADIAN      MAXIMUM AMOUNT      PERCENTAGE SHARE      CANADIAN      CREDIT AGREEMENT AND
                                 MAXIMUM CREDIT     AFTER ASSIGNMENT AND  UNDER THE CANADIAN    LOANS AFTER       CANADIAN CREDIT
                                 AMOUNT ASSIGNED    CANADIAN NOTE AMOUNT   CREDIT AGREEMENT      ASSIGNMENT          AGREEMENT
          BANK NAME             (IN US DOLLARS)      (IN U.S. DOLLARS)     AFTER ASSIGNMENT   (IN US DOLLARS)    (IN U.S. DOLLARS)
          ---------            ------------------   --------------------  ------------------  ---------------  ---------------------
ASSIGNEES:

BancFirst                            4,687,500            4,687,500            1.250%             982,463.37        10,000,000.00

Bank of Tokyo - Mitsubishi           7,968,750           18,750,000            5.000%           3,931,902.31        40,000,000.00
Canada

Bayerische                             937,500           18,750,000            5.000%           3,931,902.31        40,000,000.00
Landesbank
Girozentrale,
Toronto Branch

Canadian Imperial Bank of              937,500           11,718,750            3.125%           2,457,438.94        25,000,000.00
Commerce

Credit Lyonnais                        937,500           18,750,000            5.000%           3,931,902.31        40,000,000.00

Credit Suisse First Boston          23,437,500           23,437,500            6.250%           4,914,877.89        50,000,000.00

Deutsche Bank AG                     4,375,000           23,437,500            6.250%           4,914,877.89        50,000,000.00

Royal Bank of Canada                 7,500,000           28,125,000            7.500%           5,897,853.46        60,000,000.00

The Bank of New York                   468,750           21,093,750            5.625%           4,423,390.10        45,000,000.00

The Fuji Bank, Limited               3,281,250           21,093,750            5.625%           4,423,390.10        45,000,000.00
(Mizuho)

UBS AG                              11,718,750           11,718,750            3.125%           2,457,438.94        25,000,000.00


                                                         Page 3 of Schedule 1 to
                           Assignment and Acceptance (Canadian Credit Agreement)